UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   May 2, 2012(April 17, 2012)
AXIOM GOLD AND SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53232	27-0686445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Dr.
Oro Valley, AZ 85755
(Address of principal executive offices) (Zip Code)

(520) 318-5595
Company’s telephone number, including area code

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

On March 21, 2012, Axiom Gold and Silver Corp. (the “Company”) entered into a letter of intent with Takara Resources, Inc. based in Toronto Canada (“Takara”).  The letter of intent, among other things, called for the business combination of the Company (as to 46%) and Takara (as to 54%) and it was contemplated that Takara would be the surviving entity.  The LOI called for both parties to have executed a definitive agreement for the business combination by April 16, 2012.  To date, no definitive agreement has been signed and therefore the letter of intent has expired.  Although the parties continue to discuss possible funding opportunities, there is no assurance that a transaction may be concluded.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Axiom Gold and Silver Corp
Dated:  May 2, 2012

By:  /s/ John Larson
Name: John Larson
Title:  Chief Executive Officer